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                                              OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                            )    -------------------------------------------------------------------
IN RE:                                                      )    |             DEBTOR IN POSSESSION OPERATING REPORT
                                                            )    |             -------------------------------------
PREMIER CONCEPTS, INC.,                                     )    |
                                                            )    |  REPORT NUMBER    9                                  Page 1 of 3
                                                            )    |                             FOR THE PERIOD FROM:     05/31/2004
                                                     DEBTOR )    |                                              TO:     06/27/2004
                                                            )    -------------------------------------------------------------------
------------------------------------------------------------)
CHAPTER 11 CASE NO. LA 03-36445-BR                          )
------------------------------------------------------------)

1.  Profit and Loss Statement:
A.  Related to Business Operations:
          Gross Sales
                                                                    ----------------------
          Less Sales Returns and Discounts
                                                                    ----------------------
                Net Sales                                                                               275,545
                                                                                            --------------------
          Less:  Cost of Goods Sold
               Beginning Inventory at Cost
                                                                    ----------------------
               Add:  Purchases
                                                                    ----------------------
               Less:  Ending Inventory at Cost
                                                                    ----------------------
                    Cost of Goods Sold                                                                   79,997
                                                                                            --------------------
          Gross Profit                                                                                                      195,548
                                                                                                                   -----------------

          Other Operating Revenue (Specify)

Less:  Operating Expenses
          Officer Compensation
                                                                    ----------------------
          Salaries & Wages - Other Employees
                                                                    ----------------------
               Total Salaries & Wages                                                                   169,752
                                                                                            --------------------
               Employee Benefits
                                                                    ----------------------
          Payroll Taxes
                                                                    ----------------------
          Real Estate Taxes
                                                                    ----------------------
          Federal and State Income Taxes
                                                                    ----------------------
                Total Taxes                                                                              16,106
                                                                                            --------------------
          Rent and Lease Exp. (Real and Personal Property)                        136,320
                                                                    ----------------------
          Interest Expense (Mortgage, Loan, etc.)                                   2,570
                                                                    ----------------------
          Insurance                                                                 2,975
                                                                    ----------------------
          Automobile Expense                                                            -
                                                                    ----------------------
          Utilities (Gas, Electric, Water, Telephone, etc.)                         9,230
                                                                    ----------------------
          Depreciation and Amortization                                            13,764
                                                                    ----------------------
          Repairs and Maintenance                                                   1,219
                                                                    ----------------------
          Advertising                                                                 753
                                                                    ----------------------
          Supplies, Office Expenses, Photocopies, etc.*                             9,297
                                                                    ----------------------
          Bad Debts                                                                     -
                                                                    ----------------------
          Miscellaneous Operating Expenses (Specify)                                    -
                                                                    ----------------------
               Total Operating Expenses                                                                                     361,986
                                                                                                                   -----------------

          Net Gain/(Loss) from Business Operations                                                                         (166,438)
                                                                                                                   -----------------
* Reversal of prior year accrual at Year-end.

B.  Not Related to Business Operations
          Income:
               Interest Income - interest on Bond
                                                                    ----------------------
               Other Non-Operating Revenues, Gain on Invest.
                                                                    ----------------------
               Gross Proceeds on Sale of Assets
                                                                    ----------------------
               Less: Original Cost of Assets plus Expenses of Sale
                                                                    ----------------------
                    Net Gain/(Loss) on Sale of Assets
                                                                    ----------------------
               Total Non-Operating Income                                                                     -
                                                                                            --------------------
          Expenses Not Related to Business Operations:
               Legal and Professional Fees                                         67,764
                                                                    ----------------------
               Other Non-Operating Expenses, Loss on Investment
                                                                    ----------------------
                    Total Non-Operating Expenses                                                         67,764
                                                                                            --------------------

          NET INCOME /(LOSS) FOR PERIOD                                                                                    (234,202)
                                                                                                                   =================

NOTE: DEBTOR KEEPS ITS BOOKS ON A FOUR-WEEK MONTHLY CYCLE TO ACCOMMODATE ITS RETAIL BUSINESS. ACCOUNTING PERIOD FOR THIS REPORT IS
MARCH 29, 2004 TO APRIL 25, 2004.
------------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                              OPERATING REPORT                                              UST-9
------------------------------------------------------------------------------------------------------------------------------------
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                                             DEBTOR IN POSSESSION OPERATING REPORT NO. 9
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                                 -------------------------------------------
                                                    Accounts Payable    Accounts Receivable
                                                 -------------------------------------------
Current                      Under 30 days       $          261,343      $             --
Overdue                      31 - 60 days        $           89,316      $             --
Overdue                      61 - 90 days        $           82,409      $             --
Overdue                      91 - 120 days       $           72,546      $             --
Overdue                      121 + days          $           91,057      $             --
Total                                            $          596,671      $             --
                                                 -------------------------------------------


3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Post-Petition
                                     Frequency of                                                         Payments Not Made
                                     Payments per           Amount of                             ----------------------------------
      Creditor/Lessor               Lease/Contract         Each Payment        Next Payment Due       Number            Amount
------------------------------------------------------------------------------------------------------------------------------------
SEE ATTACHED LIST OF PAYMENTS TO LESSORS
Totals for Lessors                    Monthly              $   98,105            Jul-04           see attached        $ 146,161
David Gordon                          Monthly              $    1,500            Jul-04
Stephlaur                             Monthly              $      370            Jul-04
BankOne                               Monthly              $      700            Jul-04

------------------------------------------------------------------------------------------------------------------------------------

4. Tax Liability:

                             Gross Payroll Expense For Period                 $      169,752
                             Gross Sales for Period Subject to Sales Tax      $      275,545

                                             ---------------------------------------------------------------------------------------
                                                                                                       Post Petition Taxes
                                                       Date Paid              Amount Paid *                Still Owing
                                             ---------------------------------------------------------------------------------------

Federal Payroll and Withholding Taxes                                            $0.00                          $     16,453
State Payroll and Withholding Taxes                                              $0.00                          $      2,046
State Sales and Use Tax                                                          $0.00             Jan-May 04   $    134,809
Real Property Taxes                                                              $0.00
                                             ---------------------------------------------------------------------------------------


                           * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage:
                                             ---------------------------------------------------------------------------------------
                                                        Carrier/             Amount of           Policy           Premium Paid
                                                         Agent               Coverage           Exp. Date           Thru Date
                                             ---------------------------------------------------------------------------------------

Worker's Compensation                            Venbrook/Hartford           1,000,000          10/10/04             10/10/04
Worker's Compensation - CA                       Venbrook/Hartford           1,000,000          12/19/04             12/19/04
Worker's Compensation - FL                       Venbrook/Zenith             1,000,000          11/18/04             07/01/04
Liability                                        Venbrook/Hartford           1,000,000          10/07/04             10/07/04
Umbrella Policy                                  Venbrook/Hartford           5,000,000          10/10/04             10/07/04
Property                                         Venbrook/Hartford           2,800,000          10/07/04             10/07/04
Property - FL                                 Lloyds of London/Hartford        325,000          11/04/04             11/04/04
Liability - FL                                   Venbrook/Hartford           1,000,000          11/04/04             11/04/04
Life (Beneficiary:________________)
Vehicle                                          Venbrook/Hartford           1,000,000          10/07/04             10/07/04
Other

                                             ---------------------------------------------------------------------------------------

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                                             DEBTOR IN POSSESSION OPERATING REPORT NO. 9
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 3 of 3

6. Questions:

         A.       Has the Trustee provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
                    _____ :  Yes   Explain: _______________________________________________________
                      X   :  No
         B.       Has the Trustee, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                    _____ :  Yes   Explain: _______________________________________________________
                      X   :  No


7. Statement of Unpaid Professional Fees (Post-Petition Only):

                        --------------------------------------------------------------------------------------
                                                                     Type                   Post-Petition
                             Name of Professional                Professional                Unpaid Total
                        --------------------------------------------------------------------------------------
                        Robinson, Diamant & Wolkowitz*         Debtor's attorneys              139,703
                        Archetype Group **                     Management Fees                 212,000


                        --------------------------------------------------------------------------------------
                        *Incl accrual of $11,000.
                        **Archetype Group is in the process of being employed as Debtor's business consultants.


8. Narrative Report of Significant Events and Events Out of the Ordinary Course of Business:

None noted during reporting period.







9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

------------------------------------------------------------------------------------------------------------------------------------
                         Quarterly
     Quarterly         Disbursements       Quarterly                                                                  Quarterly
   Period Ending        for Quarter           Fee             Date Paid         Amount Paid       Check No.        Fee Still Owing
------------------------------------------------------------------------------------------------------------------------------------
4th Quarter 2003      $1,435,516.13      $ 5,000.00          02/23/2004         $  5,000.00        10621              $         -
1st Quarter 2004      $1,427,084.54      $ 5,000.00          05/26/2004         $  5,000.00        10980              $         -
2nd Quarter 2004      $1,273,189.26      $ 5,000.00                                                                   $  5,000.00




------------------------------------------------------------------------------------------------------------------------------------



I, Terry G. Washburn, President of Premier Concepts, Inc., declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.



Dated:                                                                  Signed:
       -----------------------------------------------                          ----------------------------------------------------
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PREMIER CONCEPTS, INC.
CH. 11 CASE NO. LA 03-36445-BR

                                                 OPERATING REPORT - ATTACHMENT NO. 9

                                                                                                               ---------------------
                                                                                                                 POST PETITION
                                                                                                                 PAYMENTS NOT MADE
------------------------------------------------------------------------------------------------------------------------------------
STORE                                                                          AMT OF              NEXT                     TOTAL
 NO.    STORE                                      LANDLORD                  MONTHLY PMT        PAYMENT DUE     NUMBER      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
  7     THE RIO- Elegent Pretenders                Rio Hotel & Casino,          3,000            07/01/2004
        3700 W. Flamingo Rd, SP 15A                Inc.
        Las Vegas, NV 89103
------------------------------------------------------------------------------------------------------------------------------------
  8     UNION STATION- Impostors                   Jones Lang LaSalle           4,896            07/01/2004        1         4,896
        50 Massachusetts Ave. N.E.,                Mgmt - Union Station
        SP 236
        Washington, DC 20002
------------------------------------------------------------------------------------------------------------------------------------
  9     VALLEY FAIR- Impostors                     Westfield - Valley Fair      9,318            07/01/2004        1         9,318
        2855 Stevens Creek Blvd.
        SP 1131
        Santa Clara, CA 95050
------------------------------------------------------------------------------------------------------------------------------------
 11     CARMEL PLAZA- Impostors                    Macerich Carmel L.P.         7,032            07/01/2004        1         7,032
        Ocean Avenue between Mission and
        Junipero
        Carmel-By-The-Sea, CA
------------------------------------------------------------------------------------------------------------------------------------
 12     HARBOR PLACE- Impostors                    Rouse/Harborplace            6,515            07/01/2004        2        13,030
        201 E. Pratt, SP 16                        Associates
        Baltimore, MD 21202
------------------------------------------------------------------------------------------------------------------------------------
 14     PALM DESERT- Impostors                     Westfield Palm Desert        5,806            07/01/2004        1         5,806
        72-840 Highway 111, SP 126
        Palm Desert, CA 92260
------------------------------------------------------------------------------------------------------------------------------------
 17     STONERIDGE- Impostors                      Taubman/                     8,974            07/01/2004        2        17,948
        2049 Stoneridge Mall                       Stoneridge Properties
        Pleasanton, CA 92101                       LLC
------------------------------------------------------------------------------------------------------------------------------------
 20     GEORGETOWN PARK- Impostors                 Georgetown Park              2,500            07/01/2004        1         2,500
        3222 M Street NW                           Associates
        Washington, DC 20007
------------------------------------------------------------------------------------------------------------------------------------
 23     UNION SQUARE- Impostors                    Union Square                                  Store Closed
        295 Geary Street                           Building/Brett &                              in Jan-04.
        San Francisco, CA 94102                    Company
------------------------------------------------------------------------------------------------------------------------------------
 24     WHITE FLINT- Impostors                     Lerner Corporation-          7,570            07/01/2004        1         7,570
        11301 Rockville Pike, SP 1-4.11            White Flint Mall
        Kensington, MD 20895
------------------------------------------------------------------------------------------------------------------------------------


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PREMIER CONCEPTS, INC.
CH. 11 CASE NO. LA 03-36445-BR

                                                 OPERATING REPORT - ATTACHMENT NO. 9

                                                                                                               ---------------------
                                                                                                                 POST PETITION
                                                                                                                 PAYMENTS NOT MADE
------------------------------------------------------------------------------------------------------------------------------------
STORE                                                                          AMT OF              NEXT                     TOTAL
 NO.    STORE                                      LANDLORD                  MONTHLY PMT        PAYMENT DUE     NUMBER      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 25     TOWSON TOWN CENTER- Impostors              Towson Town Center LLC       8,543            07/01/2004        1         8,543
        825 Dulaney Valley Rd., SP 3260
        Towson, MD 21204
------------------------------------------------------------------------------------------------------------------------------------
 29     PARK MEADOWS- Impostors                    Park Meadows LLC             8,273            07/01/2004        1         8,273
        8505 Park Meadows Cntr Dr.,
        SP 2125
        Littleton, CO 80124
------------------------------------------------------------------------------------------------------------------------------------
 30     THE ALADDIN- Joli Joli                     Boulevard Invest, LLC        9,352            07/01/2004        1         9,352
        3663 Las Vegas Blvd. South
        Ste. 310
        Las Vegas, NV 89109
------------------------------------------------------------------------------------------------------------------------------------
 31     FASHION SQUARE- Impostors                  Scottsdale Fashion           6,062            07/01/2004
        7014 E. Camelback Road                     Square Partnership
        K1-18
        Scottsdale, AZ 85251
------------------------------------------------------------------------------------------------------------------------------------
 35     THE BORGATA- Impostors                     Westcor                      4,427            07/01/2004        5        22,135
        6166 North Scottsdale Rd.,                 TWC Borgata Holding,
        SP 705                                     LLC
        Scottsdale, AZ 85253
------------------------------------------------------------------------------------------------------------------------------------
 38     COASTLAND CENTER- Impostors                General                      4,564            07/01/2004
        1928 N. Tamiani Trail                      Growth/Coastland
        Naples, FL 34102                           Center, LP
------------------------------------------------------------------------------------------------------------------------------------
 40     MENLO PARK- Impostors                      4666 Shopping Center         8,330            07/01/2004        2        16,660
        333 Menlo Park, SP 2235                    Associates
        Edison, NJ 08837
------------------------------------------------------------------------------------------------------------------------------------
 41     SAWGRASS MILLS- Impostors                  The Mills                                     Store Closed
        2604 Sawgrass Mills Cir., #1101                                                          in Jan-04.
        Sunrise, FL 33323
------------------------------------------------------------------------------------------------------------------------------------
 43     THE FALLS - Impostors                      The Falls                    6,549            07/01/2004       2         13,098
        8888 SW 136th Street, Suite 370A           Shopping Center
        Miami, FL 33176                            Assoc.
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL                                                                 111,711                            22        146,161
-----------------------------------------------------------------------------------------------------------------------------------

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                                                 OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                            PAGE 1
                                                   CENTRAL DISTRICT OF CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
                                                        )
IN RE:                                                  )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                                        )
PREMIER CONCEPTS, INC.,                                 )          STATEMENT NO.:     9
                                                        )    FOR THE PERIOD FROM:     05/31/2004
                                                        )                     TO:     06/27/2004
                                                 DEBTOR )
                                                        )                                             ------------------------------
--------------------------------------------------------)                                             DIRECT DEPOSIT  PRE-PETITION
--------------------------------------------------------)   ------------------------------------------------------------------------
CHAPTER 11 CASE NO. LA 03-36445-BR                      )    OPERATIONS       PAYROLL         TAX        MERCHANT       OPERATIONS
--------------------------------------------------------)     ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT          ACCOUNT
--------------------------------------------------------)   ------------------------------------------------------------------------

CASH ACTIVITY ANALYSIS                                      ------------------------------------------------------------------------

A.  Total Receipts Per All Prior Interim Statements         3,493,975.14    1,117,359.15    75,100.00  2,525,672.53      585,208.99

B.  Less: Total Disbursements Per All Prior
         Interim Statements                                 3,412,364.17    1,116,337.23    74,705.44  2,514,727.72      585,208.99
                                                            ------------------------------------------------------------------------

C.  Beginning Balance                                          81,610.97        1,021.92       394.56     10,944.81               -
                                                            ------------------------------------------------------------------------
D.  Receipts During Current Period

         Per Attached Schedule                                362,753.46      159,000.00            -    277,374.72               -
                                                            ------------------------------------------------------------------------

E.  Balance Available                                         444,364.43      160,021.92       394.56    288,319.53               -
                                                            ------------------------------------------------------------------------
F.  Less: Disbursements During Period

         Per Attached Schedule                                414,263.00      152,645.15        20.00    277,480.52               -
                                                            ------------------------------------------------------------------------

G.  Ending Balance                                             30,101.43        7,376.77       374.56     10,839.01               -
                                                            ------------------------------------------------------------------------
                                                                                                                  account was closed
                                                                                                                  on 2/11/2004


H.  ACCOUNT INFORMATION
    (1).     General (Operations) Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           9488914509
    (2).     Payroll Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677454
    (3).     Tax Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677462
    (4).     Direct Deposit Merchant Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677447
    (5).     Pre-Petition General Account - for Deposit only
             (a)      Depository Name and Location             Texas Bank, Grapevine, Texas
             (b)      Account Number                           630001812

I.  Other Monies On Hand:



I, Terry G. Washburn, President of Premier Concepts, Inc., declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:                                                            Signed:
-------------------------------------------------------------     ------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Revised June 1987                                        INTERIM STATEMENT                                                     UST-9
------------------------------------------------------------------------------------------------------------------------------------
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CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 2
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     9
              RECEIPTS FOR THE PERIOD    FROM:     05/31/2004
                                           TO:     06/27/2004

                                                               -----------------
ACCT:  OPERATIONS                                                      AMOUNT
--------------------------------------------------------------------------------

  Transfer from WFB Merchant*                                        277,000.00
  Sweep from Retail Store accounts*                                   67,000.00
  From Gordon                                                         10,000.00
  Misc Deposit*                                                        8,753.46

                                                               -----------------
  TOTAL                                                              362,753.46
                                                               =================

  *see retail store bank statements.

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 3
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     9
              RECEIPTS FOR THE PERIOD    FROM:     05/31/2004
                                           TO:     06/27/2004

                                                               -----------------
ACCT:  PAYROLL                                                      AMOUNT
--------------------------------------------------------------------------------

  Transfer from WFB Checking*                                        159,000.00

                                                               -----------------
  TOTAL                                                              159,000.00
                                                               =================

  * see attached bank statement

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 4
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     9
              RECEIPTS FOR THE PERIOD    FROM:     05/31/2004
                                           TO:     06/27/2004

                                                               -----------------
ACCT:  TAX                                                           AMOUNT
--------------------------------------------------------------------------------

  None


                                                               -----------------
  TOTAL                                                                   -
                                                               =================

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 5
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     9
              RECEIPTS FOR THE PERIOD    FROM:     05/31/2004
                                           TO:     06/27/2004

                                                               -----------------
ACCT:  DIRECT DEPOSIT MERCHANT ACCOUNT                              AMOUNT
--------------------------------------------------------------------------------

  Merchant deposits*                                                 277,374.72



                                                               -----------------
  TOTAL                                                              277,374.72
                                                               =================

  * see attached bank statement

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 6
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     9
              RECEIPTS FOR THE PERIOD    FROM:     05/31/2004
                                           TO:     06/27/2004

                                                               -----------------
ACCT:  TEXAS BANK OPERATIONS                                        AMOUNT
--------------------------------------------------------------------------------

  None



                                                               -----------------
  TOTAL                                                                       -
                                                               =================

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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 7
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     9
                                                               RECEIPTS FOR THE PERIOD    FROM:     05/31/2004
                                                                                            TO:     06/27/2004
ACCT:  OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.               DATE
------------------------------------------------------------------------------------------------------------------------------------

  Transfer to WFB Payroll*                                                159,000.00
  Bank Fees                                                                   104.26
  Payment **                                                              255,158.74


                                                                    -----------------

  TOTAL                                                                   414,263.00
                                                                    =================

  *see attached bank statement
  **see attached check register detail

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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 8
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     9
                                                               RECEIPTS FOR THE PERIOD    FROM:     05/31/2004
                                                                                            TO:     06/27/2004
ACCT:  PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

  Payroll payment*                                                        152,624.83
  Bank fees                                                                    20.32

                                                                    -----------------
  TOTAL                                                                   152,645.15
                                                                    =================

  *see attached bank statement

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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 9
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     9
                                                               RECEIPTS FOR THE PERIOD    FROM:     05/31/2004
                                                                                            TO:     06/27/2004
ACCT:  TAX
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                             DESCRIPTION                    AMOUNT               CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

   Transfer to WFB Ops*                                                            -
   Bank Fee                                                                    20.00

                                                                    -----------------
   TOTAL                                                                       20.00
                                                                    =================

  *see attached bank statement

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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 10
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     9
                                                               RECEIPTS FOR THE PERIOD    FROM:     05/31/2004
                                                                                            TO:     06/27/2004
ACCT:  DIRECT DEPOSIT MERCHANT ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

   Transfer to WFB Checking*                                              277,000.00
   Bank Fees                                                                    5.52
   Merchant Fees                                                              475.00

                                                                    -----------------
   TOTAL                                                                  277,480.52
                                                                    =================

   *see attached bank statement

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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 11
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     9
                                                               RECEIPTS FOR THE PERIOD    FROM:     05/31/2004
                                                                                            TO:     06/27/2004
ACCT:  TEXAS BANK OPERATION
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                        DESCRIPTION                           AMOUNT             CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------






                                                                    ----------------
   TOTAL                                                                          -
                                                                    ================


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